STATEMENT OF INVESTMENTS
BNY Mellon Research Growth Fund, Inc.

May 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.2%
Automobiles & Components - 2.3%
Tesla	80,752	[a]	50,487,765
Capital Goods - 7.1%
AMETEK	253,140		34,199,214
Howmet Aerospace	655,750	[a]	23,266,010
Ingersoll Rand	667,193	[a]	33,119,460
Rockwell Automation	102,232		26,960,623
Trane Technologies	189,843		35,386,735
			152,932,042
Consumer Durables & Apparel - .8%
VF	218,743		17,438,192
Consumer Services - 3.0%
Booking Holdings	16,924	[a]	39,966,872
Wynn Resorts	193,507	[a]	25,517,768
			65,484,640
Diversified Financials - 1.4%
Ameriprise Financial	115,729		30,071,023
Energy - 1.1%
EQT	1,150,969	[a]	24,032,233
Food & Staples Retailing - 1.2%
Sysco	308,267		24,969,627
Health Care Equipment & Services - 8.3%
Danaher	90,835		23,266,477
DexCom	59,111	[a]	21,835,012
Edwards Lifesciences	234,238	[a]	22,463,424
Intuitive Surgical	45,426	[a]	38,256,869
Masimo	76,661	[a]	16,528,112
Teleflex	75,176		30,235,035
Zimmer Biomet Holdings	164,161		27,633,221
			180,218,150
Media & Entertainment - 13.4%
Alphabet, Cl. C	66,124	[a]	159,461,994
Facebook, Cl. A	184,359	[a]	60,604,334
Match Group	68,526	[a,b]	9,825,258
Pinterest, Cl. A	466,102	[a]	30,436,461
Snap, Cl. A	493,193	[a]	30,637,149
			290,965,196
Pharmaceuticals Biotechnology & Life Sciences - 7.8%
AbbVie	337,697		38,227,300
Eli Lilly & Co.	249,107		49,756,632

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 7.8% (continued)
Horizon Therapeutics	284,794	[a]	26,104,218
Repligen	117,798	[a]	21,511,093
Sarepta Therapeutics	170,777	[a,b]	12,919,280
Seagen	128,295	[a]	19,930,628
			168,449,151
Retailing - 9.8%
Amazon.com	52,559	[a]	169,401,336
Farfetch, Cl. A	327,197	[a]	15,159,037
Lowe's	142,807		27,823,088
			212,383,461
Semiconductors & Semiconductor Equipment - 10.0%
Applied Materials	286,237		39,537,917
Marvell Technology	454,332		21,944,236
Microchip Technology	175,796		27,591,182
NVIDIA	104,106		67,645,997
ON Semiconductor	548,144	[a]	21,947,686
Qualcomm	290,280		39,054,271
			217,721,289
Software & Services - 22.7%
Ansys	71,328	[a]	24,104,584
Crowdstrike Holdings, CI. A	96,428	[a]	21,421,480
HubSpot	52,767	[a]	26,614,620
Medallia	452,398	[a,b]	11,613,057
Microsoft	663,740		165,722,603
PayPal Holdings	195,867	[a]	50,929,337
salesforce.com	189,086	[a]	45,021,377
Snowflake, Cl. A	74,484	[a]	17,729,427
Square, Cl. A	148,285	[a,b]	32,996,378
Twilio, Cl. A	62,053	[a]	20,849,808
Visa, Cl. A	231,504		52,620,859
Zoom Video Communications, CI. A	68,266	[a]	22,632,227
			492,255,757
Technology Hardware & Equipment - 8.9%
Apple	1,231,447		153,450,611
Zebra Technologies, Cl. A	77,141	[a]	38,342,934
			191,793,545
Transportation - 1.4%
Uber Technologies	578,180	[a]	29,388,889
Total Common Stocks (cost $1,189,348,999)			2,148,590,960

	1-Day Yield (%)
Investment Companies - ..8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $18,081,448)	0.04	18,081,448	[c]	18,081,448
Total Investments (cost $1,207,430,447)		100.0%		2,166,672,408
Liabilities, Less Cash and Receivables		(.0%)		(654,812)
Net Assets		100.0%		2,166,017,596

a Non-income producing security.

b Security, or portion thereof, on loan. At May 31, 2021, the value of the fund’s securities on loan was $29,664,852 and the value of the collateral was $30,291,642, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Research Growth Fund, Inc.

May 31, 2021 (Unaudited)

The following is a summary of the inputs used as of May 31, 2021 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities—Common Stocks	2,148,590,960	-	-	2,148,590,960
Investment Companies	18,081,448	-	-	18,081,448

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At May 31, 2021, accumulated net unrealized appreciation on investments was $959,241,961, consisting of $988,577,110 gross unrealized appreciation and $29,335,149 gross unrealized depreciation.

At May 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.